                           SCHEDULE 14A INFORMATION

                                (Rule 14A-101)
                    Information Required in Proxy Statement
                           Schedule 14A Information
                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

 [X] Preliminary Proxy Statement     [_] Confidential, for Use of the
                                         Commission Only (as permitted by Rule
                                         14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               Salomon Brothers Institutional Series Funds Inc.
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

               SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC:
           Salomon Brothers Institutional Emerging Markets Debt Fund
              Salomon Brothers Institutional High Yield Bond Fund

                               125 Broad Street
                           New York, New York 10004

                                                                   July 8, 2002

Dear Stockholder:

   An Annual Meeting of Stockholders of Salomon Brothers Institutional Series Funds Inc will be held at the offices of Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 4:00 p.m.

   At the Meeting, you will be asked to elect Directors. You also will be asked to vote on a number of items designed to provide for efficiencies and flexibility in the administration of the Funds. As a stockholder, you cast one vote for each share you own.

   If you cannot attend the Meeting, you may participate by proxy. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card or vote by telephone or over the Internet. Instructions for telephone and Internet voting are enclosed.

   Your vote on these matters is important. Please vote promptly by completing and signing the proxy card and returning it in the envelope provided OR by following the enclosed instructions to vote by telephone or over the Internet.

   If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call us at 1-800-SALOMON or call your financial consultant.

   Thank you for your participation in the Meeting.

                         Sincerely,

                         Heath B. McLendon
                         Chairman

               SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC:
           Salomon Brothers Institutional Emerging Markets Debt Fund
              Salomon Brothers Institutional High Yield Bond Fund

                               125 Broad Street
                           New York, New York 10004

                         Question & Answer Supplement

   This Question & Answer Supplement is intended to briefly summarize for you the information contained in the attached Proxy Statement. For more detailed information about the items to be voted on and instructions on how you can vote, please refer to the Proxy Statement and accompanying materials. No matter how many shares you own, your timely vote is very important! Please vote today by completing and mailing the enclosed proxy card or by voting via telephone or the Internet! Thank you in advance for your vote.

When and where is the Meeting?

   An Annual Meeting of Stockholders will be held at the offices of Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 4:00 p.m.

Do I have to attend the Meeting in order to vote?

   No. You do not have to attend the Meeting in order to cast your vote. You may vote by completing and mailing the proxy card that accompanies these proxy materials, by telephone, or over the Internet. Please see the instructions included in the proxy mailing for details on how to vote. Your timely vote is important!!

Has the Board of Directors of the Company considered these votes?

   The Board of Directors has considered each matter and has unanimously recommended that you approve each nominee for Director and vote in favor of each other item to be voted on at the Meeting.

What proposals am I being asked to vote on?

PROPOSAL 1.  The election of Directors

   You are being asked to elect Directors.

PROPOSAL 2.  For each Fund, the approval of the reclassification of the investment objective from a fundamental to a non-fundamental policy.

   A "fundamental policy" is an investment objective, policy or restriction that can be changed only by a vote to both the Directors and the stockholders. Each Fund's investment objective was adopted as a fundamental policy and, therefore, may be changed only by a vote of Fund stockholders. The Investment Company Act of 1940, however, does not require that a Fund's investment objective be a fundamental policy. In order to respond more quickly to market or regulatory changes, without the costs, expense and time delay associated with a stockholder meeting, it is proposed that each Fund reclassify its investment objective(s) as a non-fundamental policy. The Directors will approve any future change to a Fund's investment objective and stockholders will receive notice of the change. No Fund has any present intention to change its investment objective except as set forth in the Proxy Statement.

PROPOSAL 3.  The approval of amendments to the Charter.

   Each of the Funds currently operates under a document called a charter. Stockholders are being asked to approve certain amendments to the charter. The Revised Charter will give the Directors more flexibility and broader authority to act than the Current Charter. This increased flexibility may allow the Directors to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner.

PROPOSAL 4.  Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

   At this time, there is no other business.

   This Question & Answer Supplement is intended to provide only a brief summary of the matters to be voted on at the Annual Meeting of Stockholders. Please refer to the attached Proxy Statement, which contains more detailed information to help you reach an informed decision on how to vote. We urge you to vote promptly in order to avoid the Company having to incur the additional costs associated with a second proxy solicitation.

               SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC:
           Salomon Brothers Institutional Emerging Markets Debt Fund
              Salomon Brothers Institutional High Yield Bond Fund

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                   July 8, 2002

To the Stockholders of Salomon Brothers Institutional Series Funds Inc:

   An Annual Meeting of Stockholders of Salomon Brothers Institutional Series Funds Inc (the "Company") will be held at the offices of Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 4:00 p.m., for the purpose of considering and voting upon:

    1. The election of Directors (Proposal 1);

    2. For each Fund, the approval of the reclassification of the investment objective from a fundamental to a non-fundamental policy (Proposal 2);

    3. The approval of amendments to the Charter (Proposal 3); and

    4. Any other business that may properly come before the meeting or any adjournments or postponements thereof.

   The Board of Directors unanimously recommends that you approve each nominee for Director and vote in favor of each other proposal.

   The close of business on June 24, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof.

   If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call 1-800-SALOMON.

                            By Order of the Board of Directors,

                            Christina T. Sydor
                            Secretary

 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

    3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                             Valid Signature
------------                                       ----------------------------
Corporate Accounts
 (1) ABC Corp..................................... ABC Corp. (by John Doe,
                                                   Treasurer)
 (2) ABC Corp..................................... John Doe, Treasurer
 (3) ABC Corp. c/o John Doe, Treasurer............ John Doe
 (4) ABC Corp. Profit Sharing Plan................ John Doe, Trustee

Trust Accounts
 (1) ABC Trust.................................... Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee u/t/d 12/28/78.......... Jane B. Doe

Custodial or Estate Accounts
 (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
    UGMA.......................................... John B. Smith
 (2) John B. Smith................................ John B. Smith, Jr., Executor


 Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-800-SALOMON. If you prefer, you can vote by telephone, by facsimile or through the Internet by using the information located on your proxy card. The Company may also solicit proxies from stockholders by letter and/or telephone. Voting by telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Company records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate stockholders' identities, (ii) allow stockholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

               SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC:
           Salomon Brothers Institutional Emerging Markets Debt Fund
              Salomon Brothers Institutional High Yield Bond Fund

                         ----------------------------

                                PROXY STATEMENT

                         ----------------------------

   This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Salomon Brothers Institutional Series Funds Inc ("Company") for use at an annual meeting of stockholders of the Company and any adjournment(s) thereof (the "Meeting"). The Meeting will be held at the offices of Salomon Smith Barney, Inc., 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 4:00 p.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about July 8, 2002.

   Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Company at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR each of the proposals set forth below (each, a "Proposal" and, collectively, the "Proposals"). The close of business on June 24, 2002 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. Each stockholder is entitled to one vote for each full share (a "Share") of common stock of each series of the Company listed above (each, a "Fund" and collectively, the "Funds") and an appropriate fraction of a vote for each fractional Share held of record on the Record Date, with no Shares having cumulative voting rights. Exhibit A sets forth the number of Shares of each Fund issued and outstanding as of the Record Date.

   The following table identifies each Proposal and the Funds to which each Proposal applies:

    Proposal                                Funds to which Proposal Applies
    --------                                -------------------------------
    1.  Election of Directors                All Funds, voting together
    2.  Approval of reclassification of the  Each Fund, voting separately
        Fund's investment objective from a
        fundamental to a non-fundamental
        policy
    3.  Approval of amendments to the        All Funds, voting together
        Charter
    4.  Other business that may properly     All Funds
        come before the Meeting or any
        adjournment(s) or postponement(s)
        thereof

   A quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding Shares of the Company entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

   The principal executive office of the Company is located at 125 Broad Street, New York, New York 10004.

   Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 388 Greenwich Street, New York, New York 10013, serves as investment manager to each of the Funds. SBAM is a wholly-owned subsidiary of Citigroup Inc.

                                  PROPOSAL 1:

                           THE ELECTION OF DIRECTORS

   At the Meeting, stockholders will be asked to consider the election of seven Directors, which constitutes the entire Board of Directors of the Company. Each elected Director will hold office for an indefinite term until the earlier of
(1) the next meeting of stockholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) until the death, resignation or removal of the Director. Normally, there will be no meetings of stockholders for the purpose of electing Directors except as required by the Investment Company Act of 1940, as amended (the "1940 Act"). See "Additional Information--Stockholder Proposals" below. The Directors may, as permitted under Maryland law and the 1940 Act, appoint additional Directors without stockholder approval.

   All Shares represented by valid proxies will be voted in the election of Directors FOR each nominee named below, unless authority to vote for a particular nominee is withheld. Each nominee has consented to being named in this proxy statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board may recommend, unless the Board decides to reduce the number of Directors serving on the Board.

   Carol L. Colman, Daniel P. Cronin and Heath B. McLendon are incumbent Directors of the Company. The Nominating Committee of the Board, the principal function of which is to select and nominate candidates for election as Directors who are not "interested persons" of the Company, SBAM or its affiliates within the meaning of the 1940 Act ("Non-Interested Directors"), has nominated and the Board recommends Leslie H. Gelb, Riordan Roett and Jeswald W. Salacuse for election as Non-Interested Directors. Charles F. Barber became a director emeritus/1/ of the Company as of December 31, 2001 and is therefore not standing for reelection as a Director.
--------
1 Upon attainment of age 80, Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended.

   The following tables provide certain information concerning each nominee for election as Director:

                                                                          Number of
                                                                        Portfolios in
                           Position(s)                                      Fund
                            Held with  Length of                          Complex*
                               the       Term    Principal Occupations   Overseen by  Other Directorships
Name, Address and Age        Company    Served    during Past 5 years      Nominee      Held by Nominee
---------------------      ----------- --------- ---------------------- ------------- -------------------
NON-INTERESTED DIRECTOR NOMINEES
Carol L. Colman             Director     Since   President, Colman           26        None
Colman Consulting                        1996    Consulting.
278 Hawley Road
North Salem, NY 10560
Age: 56

Daniel P. Cronin            Director     Since   Associate General           26        None
Pfizer, Inc.                             1996    Counsel, Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age: 56

Leslie H. Gelb              None         N/A     President, The              32        Britannica.com;
The Council on Foreign                           Council on Foreign                    Director of two
 Relations                                       Relations; formerly,                  registered
58 East 68th Street                              Columnist, Deputy                     investment
New York, NY 10021                               Editorial Page Editor                 companies
Age: 64                                          and Editor, Op-Ed                     advised by
                                                 Page, The New York                    Advantage
                                                 Times.                                Advisers, Inc.
                                                                                       ("Advantage").

Dr. Riordan Roett           None         N/A     Professor and               32        Director, The
The Johns Hopkins                                Director, Latin                       Latin America
 University                                      American Studies                      Equity Fund, Inc.
1710 Massachusetts Ave. NW                       Program, Paul H.
Washington, D.C. 20036                           Nitze School of
Age: 63                                          Advanced
                                                 International Studies,
                                                 The Johns Hopkins
                                                 University.

Jeswald W. Salacuse         None         N/A     Henry J. Braker             32        Director,
Tufts University                                 Professor of                          Municipal
The Fletcher School of Law                       Commercial Law and                    Advantage
 & Diplomacy                                     formerly Dean, The                    Fund Inc.;
Packard Avenue                                   Fletcher School of                    Director of two
Medford, MA 02155                                Law & Diplomacy,                      registered
Age: 64                                          Tufts University.                     investment
                                                                                       companies
                                                                                       advised by
                                                                                       Advantage.

--------
* A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The number includes portfolios in the Fund Complex for which the nominee currently standing for election as Director would oversee if elected.

                                                                       Number of
                                                                     Portfolios in
                      Position(s)                                        Fund
                       Held with  Length of                            Complex*
                          the       Term     Principal Occupations    Overseen by  Other Directorships
Name, Address and Age   Company    Served     during Past 5 years       Nominee      Held by Nominee
--------------------- ----------- --------- ------------------------ ------------- --------------------
INTERESTED DIRECTOR NOMINEES
 R. Jay Gerken**       President    Since    Managing Director,           [43]            [None]
 Salomon Smith                      2002     Salomon Smith Barney
  Barney Inc.                                Inc. ("SSB") and
 125 Broad Street                            Citigroup Asset
 New York, NY 10004                          Management; formerly,
 Age: 50                                     portfolio manager,
                                             Smith Barney Growth
                                             and Income Fund
                                             (1994-2000).

Heath B. McLendon**   Director    Since     Managing Director,            108      SBFM; TIA; The
Salomon Smith         and         1998      SBAM and SSB;                          Travelers Investment
 Barney Inc.          Chairman              Chairman, President and                Management
125 Broad Street                            Chief Executive Officer,               Company.
New York, NY 10004                          Smith Barney Fund
Age: 68                                     Management LLC
                                            ("SBFM"); President,
                                            Travelers Investment
                                            Adviser, Inc. ("TIA")
                                            (since 1996).

--------
* A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The number includes portfolios in the Fund Complex for which the nominee currently standing for election as Director would oversee if elected.
** Messrs. Gerken and McLendon are "interested persons" as defined in the 1940
   Act because each is a director and/or officer of SBAM or affiliates of SBAM, the investment manager to each of the Funds.

Responsibilities of the Board of Directors

   The business and affairs of each Fund are managed under the direction of the Company's Board of Directors. The Board of Directors is responsible for ensuring that each Fund is managed in the best interests of its stockholders. The Directors oversee each Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers, including SBAM. As part of this process, the Non-Interested Directors consult with each Fund's independent accountants and with their own separate independent counsel.

   The Board of Directors of the Company holds four regularly scheduled meetings each year and additional meetings are scheduled as needed. During the Funds' last fiscal year, the Board of Directors met four times. In addition, the Board has an Audit Committee and Nominating Committee, which meet periodically during the year and whose responsibilities are described below.

   The Directors regularly review each Fund's performance and the quality of the services being provided to the Funds. As part of this process, the Directors review each Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Funds, SBAM and its affiliates, and other funds and clients managed by SBAM to ensure that each Fund is managed in a manner which is in the best interests of that Fund's stockholders.

   The Audit Committee is composed entirely of Directors who are not "interested persons" of the Company, SBAM or its affiliates within the meaning of the 1940 Act. Currently, Ms. Colman and Mr. Cronin are members of the Audit Committee. The Audit Committee convened once during the Funds' last fiscal year. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of each Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection.

   The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors who are not "interested persons" of the Company, SBAM or its affiliates within the meaning of the 1940 Act, is currently composed of Ms. Colman and Mr. Cronin. Only Non-Interested Directors of the Company are members of the Nominating Committee. The Nominating Committee will consider nominees recommended by a stockholder when a vacancy becomes available. Stockholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee was established on May 14, 2002 and therefore held no meetings during the Funds' last fiscal year.

   The table in Exhibit B provides information concerning the dollar range of equity securities owned beneficially by each nominee for election as Director.

   None of the nominees for Director who are not "interested persons" of the Company as defined in the 1940 Act nor their immediate family members had any interest in SBAM, the Funds' investment manager, or any person or entity, directly or indirectly, controlling, controlled by, or under common control
with SBAM as of June   , 2002.

   Under the federal securities laws, the Company is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Company as well as by the various other U.S. registered investment companies advised by SBAM or an affiliate of SBAM during the

Funds' prior fiscal year. The following table provides information concerning the compensation paid during the last fiscal year of the Funds to each incumbent Director standing for reelection. Mr. McLendon is not compensated for his service as a Director because of his affiliation with SBAM. No pension or retirement benefits are paid to the Directors.

                                                                              Total
                                                                            Number of
                                                                            Investment
                                                                             Company
                                                                Total         Boards
                                                             Compensation    Director
                                               Aggregate       from the     served on
                                              Compensation   Company and      within
                                                from the     Fund Complex      Fund
Name of Director                                Company    Paid to Director  Complex
----------------                              ------------ ---------------- ----------
Carol L. Colman..............................   $[4,500]       $[46,625]        7
Daniel P. Cronin.............................    [4,500]        [53,200]        7

   The executive officers of the Company are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. In addition to Messrs. Gerken and McLendon, the current executive officers of the Company are listed in Exhibit C.

Required Vote

   Directors are elected by a plurality of the votes cast by the holders of Shares of the Company, present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, will not be considered votes cast, and do not affect the plurality vote required for Directors. However, abstentions and Broker Non-Votes will be recorded as present at the Meeting for the determination of a quorum. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by the Company, but are not voted on the Proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

                                  PROPOSAL 2:

  FOR EACH FUND, APPROVAL OF THE RECLASSIFICATION OF THE INVESTMENT OBJECTIVE
                             FROM A FUNDAMENTAL TO
                            NON-FUNDAMENTAL POLICY

   The Board is submitting for approval by stockholders of each of the Funds, a Proposal to reclassify the investment objective of each Fund from a fundamental policy to a non-fundamental policy.

   A fundamental investment objective may be changed only by vote of a Fund's stockholders. Under the 1940 Act, however, a Fund's investment objective is not required to be classified as "fundamental." Nevertheless, each of the Funds established fundamental investment objectives in response to then current regulatory practices. In order to provide SBAM with enhanced investment management flexibility to respond to market, industry or regulatory changes, SBAM proposed, and the Board of Directors approved, the reclassification of the investment objective of each of the Funds from fundamental to non-fundamental. A non-fundamental investment objective may be changed at any time by the Board of Directors but without the costs, expenses and time delay associated with obtaining stockholder approval.

   If this Proposal is approved, the investment objective of each of the Funds will become non-fundamental. Approval of this Proposal will not change a Fund's investment objective. There is no present intention to change the investment objective of any of the Funds. If at any time in the future, the Directors approve a change in a Fund's non-fundamental investment objective, stockholders of the Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, stockholders would not be asked to approve such change.

   If the reclassification of any Fund's investment objective from fundamental to non-fundamental is not approved by stockholders of a Fund, the Fund's investment objective will remain fundamental and stockholder approval will continue to be required prior to any change in the investment objective for the Fund.

   The Directors have considered the enhanced management flexibility to respond to market, industry or regulatory changes that would inure to each of the Funds if their fundamental investment objective was reclassified as non-fundamental. Therefore, the Board of Directors voted to recommend to stockholders the approval of the reclassification of the investment objective of each of the Funds currently classified as fundamental to non-fundamental.

   It is anticipated that once the Proposal is approved by the stockholders of a Fund, the Proposal will be implemented as soon as practicable.

Required Vote

   As provided by the 1940 Act, approval of a change to a Fund's investment objective will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of: (a) 67% or more of the Shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the total outstanding Shares of the Fund. For this purpose, abstentions and Broker Non-Votes will be counted as Shares present at the Meeting for quorum purposes, but not voting, and thus will have the same effect as votes cast against the Proposal. Stockholders of each Fund must separately approve the Proposal with respect to their Fund.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

                                  PROPOSAL 3:

                     APPROVAL OF AMENDMENTS TO THE CHARTER

   The Board of Directors has approved, and recommends that stockholders of the Company approve, the amendments to the Company's Charter as indicated in Exhibit D (the "Revised Charter"). The Revised Charter has been marked to show changes from the Company's existing Charter (the "Current Charter").

   Unlike the Current Charter, the Revised Charter generally permits the Company, if authorized by the Directors and subject to applicable federal and state law, to redeem shares of any series from a stockholder. The effect of this provision is to permit the Directors to liquidate and terminate all or a portion of the Company or any of its series (i.e., the Funds) without a stockholder vote. The Current Charter requires stockholder approval in order to terminate and liquidate the Company or any of its series.

   Under certain circumstances, it may not be in the stockholders' interest to require a stockholder meeting to permit the Directors to liquidate and terminate a series. For example, a Fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Directors may determine that liquidating and terminating the Fund is in the stockholders' interest and the only appropriate course of action. The process of obtaining stockholder approval of the Fund's termination may, however, make it more difficult to complete the Fund's liquidation and termination, and in general, will increase the costs associated with the termination. In such a case, it may be in the stockholders' interest to permit the Fund liquidation and termination without incurring the costs and delays of a stockholder meeting.

   Before allowing the liquidation and termination of the Company, a Fund or other series to proceed without stockholder approval, the Directors have a fiduciary responsibility to determine first that the proposed transaction is in the stockholders' best interest. Any exercise of the Directors' increased authority under the Revised Charter is also subject to any applicable requirements of the 1940 Act and Maryland law. Of course, in all cases, the Revised Charter would require that stockholders receive written notification of any proposed transaction.

   In addition, as permitted under Maryland law, the Revised Charter reduces the quorum requirement for stockholders from a majority to one-third. Reducing the quorum requirement will make it easier and more economical for the Company to obtain a quorum at a stockholder meeting for routine matters that require a majority of quorum vote or a plurality vote. The reduction in quorum will not affect Maryland law or 1940 Act voting requirements that require a higher percentage of stockholders to vote on non-routine matters, such as an amendment to the Company's Charter, approval of an investment advisory agreement or the change of a fundamental investment restriction. The Revised Charter also permits the adjournment of stockholder meetings without taking a majority vote.

Recommendation of Directors

   The Board of Directors has concluded that the proposed adoption of the Revised Charter is in the best interests of the Company's stockholders. Accordingly, the Directors unanimously recommend that stockholders vote FOR the adoption of the Revised Charter in the form included at Exhibit D. If the Proposal is not approved, the Current Charter will remain unchanged and in effect. If approved by stockholders, the Revised Charter will be implemented as soon as practicable.

Required Vote

   The approval of the Revised Charter requires the affirmative vote of a majority of the outstanding Shares of the Company entitled to be cast at the Meeting. For this purpose abstentions and Broker Non-Votes will be counted as Shares present at the Meeting for quorum purposes, but not voting, and thus will have the same effect as votes cast against the Proposal.

THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3.

                            ADDITIONAL INFORMATION

Other Information relating to the Company

   Smith Barney Fund Management LLC, located at 333 West 34th Street, New York, New York 10001, serves as the administrator to the Funds. Salomon Smith Barney Inc. serves as the distributor of the Funds. Its principal address is 388 Greenwich Street, New York, New York 10013.

Beneficial Ownership

   Exhibit E contains information about the beneficial ownership by stockholders of 5% or more of each Fund's outstanding Shares, as of June 24, 2002. [On that date, the Directors and officers of the Company, individually and as a group, owned beneficially less than 1% of each Fund's outstanding Shares.]

Stockholder Proposals

   The Company is not required, and does not intend, to hold regularly scheduled annual meetings of stockholders. Stockholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposal to the Secretary of the Company at 300 First Stamford Place, Fourth Floor, Stamford, CT 06902, in order that they are received within a reasonable time before any such meeting.

Independent Public Accountants

   PricewaterhouseCoopers LLP ("PwC") serves as the independent public accountant for each of the Funds for their current and most recently completed fiscal years. A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

   Audit Fees. The aggregate fees billed by PwC to the Company in connection with PwC's annual audit and review of the Funds' financial statements for the
Funds' most recently completed fiscal year were $[      ].

   Financial Information Systems Design and Implementation Fees. [There were no fees billed for information technology services rendered by PwC to the Funds, SBAM and entities controlled by, or affiliated with, SBAM that provide services to the Funds for their most recently completed fiscal year.]

   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Funds, SBAM and entities controlled by, or affiliated with, SBAM that provide services to the
Funds for their most recently completed fiscal year were $[      ]. The Audit
Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

Annual and Semi-Annual Reports to Stockholders

   The Company will furnish, without charge, a copy of the Funds' most recent annual report to a stockholder of a Fund upon request. Any such request should be directed to the Funds' transfer agent at (800) 446-1013.

Other Business

   The Board of Directors does not know of any other matter which may come before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy card to vote thereon in accordance with their judgment.

Expenses of Proxy Solicitation

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Company. Proxies may also be solicited personally by officers of the Company and by regular employees of SBAM or their respective affiliates, or other representatives or agents of the Company or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Company for out-of-pocket expenses incurred in this connection. The costs of the proxy solicitation to be borne by
the Funds are estimated to be: $      for Salomon Brothers Institutional
Emerging Markets Debt; and $      for Salomon Brothers Institutional High Yield
Bond Fund.

July 8, 2002

                                   EXHIBIT A

              NUMBER OF SHARES OF THE FUNDS OUTSTANDING AS OF THE
                      CLOSE OF BUSINESS ON JUNE 24, 2002

                                                                   Number of
                                                                    Shares
Fund                                                              Outstanding
----                                                              -----------
(i)  Salomon Brothers Emerging Markets Debt Fund.................
(ii) Salomon Brothers High Yield Bond Fund.......................

                                   EXHIBIT B

   The following table shows the dollar range/(1)/ of equity securities of each Fund owned by the nominees for Director of the Company and of the other investment companies to be overseen by the nominees for Director if elected within the same family of investment companies as of February 28, 2002.

                                                          Aggregate Dollar Range/(1)/ of Equity
                                                             Securities of All Registered
                              Dollar Range/(1)/ of Equity    Investment Companies Overseen
                                Securities of each of           by Nominee in Family of
Name of Nominee                       the Funds                Investment Companies/(2)/
---------------               -------------------------   -----------------------------------
Non-Interested Director
 Nominees:
Carol L. Colman..............             A                                E
Daniel P. Cronin.............             A                                C
Leslie H. Gelb...............             A                                B
Dr. Riordan Roett............             A                                B
Jeswald W. Salacuse..........             A                                C

Interested Director Nominees:
R. Jay Gerken................             A                                E
Heath B. McLendon............             A                                E

--------
(1) The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.
(2) A Family of Investment Companies means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, and share the same investment adviser.

                                   EXHIBIT C

                              EXECUTIVE OFFICERS

   The address of each executive officer, unless otherwise indicated, is 388 Greenwich Street, New York, NY 10013. The current executive officers of the Company are:

                                                      Length             Business
                            Position(s) held with     of Time        Experience During
Name, Address and Age            the Company          Served          Past Five Years
---------------------       ---------------------     -------        -----------------
James E. Craige          Executive Vice President      Since  Managing Director, SBAM
Age: 35                                                2000

Lewis E. Daidone         Senior Vice President and     Since  Managing Director, SSB; Chief
125 Broad Street         Chief Administrative Officer  1998   Administrative Officer, Smith
New York, NY 10004                                            Barney Mutual Funds; Director
Age: 44                                                       and Senior Vice President,
                                                              SBFM and TIA

Irving David             Treasurer                     Since  Director, SSB
125 Broad Street                                       2002
New York, NY 10004
Age: 41

Frances Guggino          Controller                    Since  Vice President, Citigroup Asset
125 Broad Street                                       2002   Management
New York, NY 10004
Age: 44

Beth A. Semmel           Executive Vice President      Since  Managing Director, SBAM
Age: 41                                                2000

Christina T. Sydor       Secretary                     Since  Managing Director, SSB;
300 First Stamford Place                               1998   General Counsel and Secretary,
Stamford, CT 06902                                            SBFM and TIA
Age: 51

Peter J. Wilby           Executive Vice President      Since  Managing Director, SBAM
Age: 43                                                1996


                                   EXHIBIT D

                           AMENDMENTS TO THE CHARTER

   The proposed amendment to the Charter will only affect Article III, paragraph 1, and Articles V, Section 1 paragraphs (d)(5) and (d)(6), and
Section 3. The language to be added to the Current Charter is underlined, and
                                                              ----------
the language to be deleted is set forth in [brackets], and any language to be moved is not marked at all. The following are the proposed amendments to the Charter for Institutional Series Funds:

   ARTICLE III, paragraph 1: The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are:

      1. To engage primarily in the business of investing, reinvesting, owning, holding or trading in securities, as defined in the Investment Company Act of 1940, as from time to time amended (hereinafter referred to as the "Investment Company Act"), and other property, as an investment company classified under the Investment Company Act as an open-end, management company, and in connection therewith to hold part or all of its assets in
          ------------------------------------------------------------------
   cash.
   -----

   ARTICLE V, SECTION 1, paragraphs (d)(5) and (6): The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of Common Stock classified as the High Yield Bond Fund, the Emerging Markets Debt Fund and the Asia Growth
                         ---
   Fund Series and any additional series of Common Stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional Series at the time it is established and designated):

                                     . . .

      (5) Redemption [by Stockholders]. The shares of any class or series of
                                        ------------------------------------
   Common Stock of the Corporation shall be subject to redemption as follows:
   --------------------------------------------------------------------------

          (A) Each holder of shares of [a particular] any Series shall have the
          ---                                         ---
       right [at such times as may be permitted by the Corporation] to require the Corporation, to the extent it has funds or other property legally
                      ------------------------------------------------------
       available therefor and subject to such reasonable conditions as the
       -------------------------------------------------------------------
       Board of Directors may determine, to redeem all or any part of his
       ---------------------------------
       shares of [that] such Series [,] at a redemption price [per share] equal
                        ----
       to the current net asset value per share of that Series which is next
              --------
       [determined] computed after [the] receipt of a tender of such shares
                    --------             ---------------------------
       [are properly tendered] for redemption, less such redemption fee or deferred sales charge, if any, as the Board of Directors may [be
       --------                          ----------------------
       established] from time
                    ---------
       to time establish in accordance with the Investment Company Act and the
       -----------------------------------------------------------------------
       Rules of Fair Practice adopted by the National Association of Securities
       ------------------------------------------------------------------------
       Dealers, Inc. Notwithstanding the foregoing, the Corporation may
       -------------
       [postpone payment of the redemption price and may] suspend the right of
                                                          --------------------
       [the] holders of shares of any Series to require the Corporation to redeem their shares, or postpone the date of payment or satisfaction
              -------------------------------------------------------------
       upon such redemption for more than seven days after tender of such
       ------------------------------------------------------------------
       shares for redemption, during any period or at any time when and to the
       ---------------------
       extent [permissible] permitted under the Investment Company Act.
                            ------------------------------------------

          (B)  To the extent and in the manner permitted by the Investment
          ---  -----------------------------------------------------------
       Company Act and the Maryland General Corporation Law, and if authorized
       -----------------------------------------------------------------------
       by the Board of Directors in its sole discretion, the Corporation may
                                                       ---------------------
       redeem at any time and from time to time, in whole or in part, at their
       -----------------------------------------------------------------------
       current net asset value, shares of any Series from any stockholder, upon
       ------------------------------------------------------------------------
       notice of redemption to each holder whose shares are so redeemed and
       --------------------------------------------------------------------
       upon such terms and conditions as the Board of Directors shall deem
       -------------------------------------------------------------------
       advisable.
       ----------

      (6) Redemption Payments. All redemptions shall be at a redemption price
          -------------------- ----------------------------------------------
   equal to the current net asset value per share of shares of that Series to
   --------------------------------------------------------------------------
   be redeemed as determined by the Board of Directors from time to time in
   ------------------------------------------------------------------------
   accordance with the provisions of applicable law, less such redemption fee
   --------------------------------------------------------------------------
   or other charge, if any, as may be fixed by resolution of the Board of
   ----------------------------------------------------------------------
   Directors. Payment of the redemption price shall be made by the Corporation
   ---------                                           -----------------------
   only from the assets belonging to the Series whose shares are being
   -------------------------------------------------------------------
   redeemed. The redemption price shall be paid in cash; provided, however,
   --------------------------------------------
   that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by [the Investment Company Act] law, make payment wholly or partly
                                             ---
   in securities or other assets [belonging to the Series of which the shares being redeemed are a part] at the value of such securities or other assets
                                                                 -----
   used in such determination of current net asset value. Any certificates for
                                 -------                  --------------------
   shares of capital stock of the Corporation to be redeemed or repurchased
   ------------------------------------------------------------------------
   shall be surrendered in proper form for transfer, together with any proof of
   ----------------------------------------------------------------------------
   the authenticity of signatures required by the Board of Directors or
   --------------------------------------------------------------------
   transfer agent of the Corporation. [Redemption by Corporation. The Board of
   ----------------------------------
   Directors may cause the Corporation to redeem at their net asset value the shares of any Series held in an account having, because of redemptions or exchanges, a net asset value on the date of the notice of redemption less than the minimum initial investment in that Series specified by the Board of Directors from time to time in its sole discretion, provided that at least 60 days prior written notice of the proposed redemption has been given to the holder of any such account by mail, postage prepaid, at the address contained in the books and records of the Corporation and such holder has been given an opportunity to purchase the required value of additional shares.]

   ARTICLE V, SECTION 3: Quorum Requirements and Voting Rights. Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of capital stock or of any class or series of capital stock of the
                                                               ------
   Corporation or of the total number of shares of any class or series of
   ----------------------------------------------------------------------
   capital stock of the Corporation entitled to vote as a separate class, such
   ---------------------------------------------------------------------
   action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of capital stock or of such class or series [, as the case may be,] outstanding and entitled to vote thereon, or of the class or series entitled to vote thereon as a
                 -------------------------------------------------------
   separate class, as the case may be, except as otherwise provided in the
   -----------------------------------
   charter of the Corporation. At a meeting of stockholders the presence in
                               --------------------------------------------
   person or by proxy of stockholders entitled to cast one-third of all votes
   --------------------------------------------------------------------------
   entitled to be cast at the meeting constitutes a quorum. At a meeting of
   --------------------------------------------------------
   stockholders the presence in person or by proxy of stockholders entitled to cast [a majority] one-third of all the votes entitled to be cast on any
                     ---------
   matter with respect to which one or more classes or series of capital stock of the Corporation are entitled to vote as a separate class shall constitute
   ------------------
   a quorum of such separate class for action on that matter. Unless the
                                                              ----------
   charter, Maryland law, or the Investment Company Act of 1940 requires
   ---------------------------------------------------------------------
   otherwise, at a meeting of stockholders a majority (or a plurality in the
   -------------------------------------------------------------------------
   case of the election of directors) of all votes cast at the meeting at which
   ----------------------------------------------------------------------------
   a quorum is present is sufficient to approve any matter which properly comes
   ----------------------------------------------------------------------------
   before the meeting. Whether or not a quorum is present for any purpose [of
   ------------------                          ------------------
   such a separate class for action on any such matter is present], a meeting of stockholders convened on the date for which it was called may be adjourned as to [that] any or all matters from time to time without further
                          ----------       -
   notice [by a majority vote of the stockholders of the separate class present in person or by proxy] to a date not more than 120 days after the original record date.

                                   EXHIBIT E

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

   As of June 24, 2002, the following stockholders were known to the Company to own beneficially 5% or more of the Shares of a Fund:

                                Percentage of
Name and Address         Shares  Outstanding
of Beneficial Owner Fund Owned   Fund Shares
------------------- ---- ------ -------------

                SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
                ANNUAL MEETING OF STOCKHOLDERS - AUGUST 19, 2002
              This Proxy is Solicited on Behalf of the Directors

         The undersigned hereby appoints Heath B. McLendon, Robert A. Vegliante, Lewis E. Daidone, William Renahan, Rosemary Emmens and Harris Goldblat, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Salomon Smith Barney Inc., 388 Greenwich Street, 26th Floor, Conference Room I, New York, New York on Monday, August 19, 2002, at 4:00 p.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated July 8, 2002 and upon all other matters properly coming before said Meeting.

        Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3 (including the nominees for Director). Please refer to the Proxy Statement for a discussion of the Proposals.

        Instead of returning the proxy card you may:

        VOTE BY TELEPHONE:

        VOTE BY FACSIMILE:

        VOTE VIA INTERNET: [ADD ADDRESS]

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

------------------------                -----------------------------

------------------------                -----------------------------

------------------------                -----------------------------

                    (Continued, and to be signed and dated, on the reverse side)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3 (including all nominees for Director).

1. Election of Directors   FOR the nominees         WITHHOLD AUTHORITY to vote            EXCEPTIONS
                           listed below       [_]   for the nominees listed below    [_]                        [_]

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and strike a line through that nominee's name).

Nominees: Carol L. Colman, Daniel P. Cronin, Leslie H. Gelb, Dr. Riordan Roett, Jeswald W. Salacuse, R. Jay Gerken, Heath B.
McLendon.

2. The approval of the reclassification of the investment objective from a fundamental to a non-fundamental policy.

        FOR [_]                                         AGAINST [_]                                             ABSTAIN [_]

3. The approval of amendments to the Charter.

        FOR [_]                                         AGAINST [_]                                             ABSTAIN [_]

4. In the discretion of the persons named as proxies. Upon any other business that may properly come before the Meeting.

   Please mark the box at right if you plan to attend.  [_]

                                        Change of Address and/
                                        or Comments Mark Here   [_]

                                                                              Note: Please sign exactly as your name appears on
                                                                              this Proxy. If joint owners, EITHER may sign this
                                                                              Proxy. When signing as attorney, executor,
                                                                              administrator, trustee, guardian or corporate officer,
                                                                              please give your full title.

                                                                              Date                                            , 2002







                                                                                     Signature(s), Title(s), if applicable

                                                                                                  Votes MUST be indicated
Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.                      (x) in Black or Blue ink.      [_]